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                                                                      EXHIBIT 99



                                LIST OF LENDERS


     ABN AMRO Bank, N.V.
     Bank of America Texas, N.A.
     Chase Bank of Texas, National Association
       (formerly Texas Commerce Bank National Association)
     Credit Lyonnais
     National City Bank, Kentucky
     Paribas
     Union Bank of California